UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 12, 2007

Monaco Coach Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-14725	35-1880244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91320 Industrial Way,

Coburg, Oregon 97408

(Address of Principal Executive Offices, including Zip Code)

(541) 686-8011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03 — Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 12, 2007, the Board of Directors of Monaco Coach Corporation (the “Company”) approved certain amendments to Sections 10.1, 10.2 and 10.3 of Article X of the Company’s Amended and Restated Bylaws to provide for uncertificated shares in order that the Company will be DRS (Direct Registration System) eligible as required by the New York Stock Exchange. The amendments to the Company’s Amended and Restated Bylaws are effective as of November 12, 2007.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of the amendments, a copy of which is filed hereto as Exhibit 3.2 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
3.2	Amendment to the Amended and Restated Bylaws of Monaco Coach Corporation, effective as of November 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monaco Coach Corporation

By:	/s/ P. Martin Daley
P. Martin Daley Vice President and Chief Financial Officer

Date: November 15, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amendment to the Amended and Restated Bylaws of Monaco Coach Corporation, effective as of November 12, 2007